UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

Institutional International Core Equity Fund	April 30, 2017

Highlights

●	Stocks in international developed markets rose for the six months ended April 30, 2017, amid signs of modest economic improvement and a stabilizing political environment.

●	The Institutional International Core Equity Fund returned 12.66% for the semiannual reporting period and outperformed the MSCI EAFE Index and its Lipper peer group average.

●

The financials, materials, and information technology sectors generated the strongest gains for the portfolio, while consumer discretionary, industrials, and health care also performed well. Utilities was the lone sector to decline for the period.

●

We continue to hold a range of world-class companies with strong prospects to compound returns over many years, but attractively priced stocks with solid growth potential have become harder to find. We will continue to rely on our independent global research platform to uncover compelling opportunities on behalf of our investors.

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional International Core Equity Fund

Dear Investor

Stocks in international developed markets posted solid overall gains in the six months ended April 30, 2017. European markets appeared to postpone Brexit-related concerns for another day and found support in a stabilizing political environment, improving economic conditions, and strengthening earnings. Japanese equities advanced modestly amid a mixed bag of economic data, while emerging markets posted strong gains as concerns about protectionist rhetoric and rising interest rates in the U.S. receded.

As shown in the Performance Comparison table, the Institutional International Core Equity Fund returned 12.66% for the semiannual reporting period and outperformed the MSCI EAFE Index and its Lipper peer group average. The portfolio’s absolute sector performance was largely positive, with eight of 11 sectors posting double-digit gains. Our financials, materials, and information technology stocks were the biggest gainers, followed closely by consumer discretionary, industrials, health care, consumer staples, and energy. Telecommunication services and real estate advanced moderately, while utilities was the lone sector in negative territory with a modest loss. Stock selection and sector weighting benefited performance versus the MSCI EAFE Index.

Market Environment

According to MSCI indexes, European shares gained nearly 15% for the six-month period. The period began on a positive note as Donald Trump’s election victory fueled hopes that his aggressive stimulus proposals would spur stronger economic growth in the U.S. and global economies. Financials stocks were boosted by the European Central Bank’s (ECB) moderation of its asset purchase program through 2017 and by hopes of reflation and rate increases by the U.S. Federal Reserve. The rally continued into 2017 as economic data suggested that Europe’s modest economic recovery was gaining some momentum. Results for fourth-quarter 2016 corporate earnings were better than expected, and expectations are for earnings to improve over the remainder of 2017. In March, shares rose to their highest level since mid-2015 after center-right election victories in the Netherlands tempered fears that a rising tide of populism in the wake of Brexit would further undermine European unity. In April, a victory by centrist candidate Emmanuel Macron in the first round of the French presidential elections and his wide lead in polls for the second and final round further elevated market sentiment and benefited stocks. (Macron subsequently won a decisive victory over populist candidate Marine Le Pen after our reporting period ended.)

Japanese equities advanced approximately 4% in U.S. dollar terms for the reporting period. Similar to European markets, Japanese shares rallied strongly after Mr. Trump’s election victory on hopes that fiscal stimulus and regulatory reform in the U.S. would boost global economic growth. Equities cooled in the early months of 2017, however, as investors digested a slew of mixed economic data. The economy grew a modest 1.2% on an annualized basis in 2016. A rise in hourly earnings for full-time workers was encouraging, as was news that Japan posted its first annual trade surplus in six years. However, household spending remained decidedly subdued and data suggested slowing growth for Japan’s important manufacturing and export sectors. Corporate results generally have been positive, however, with a majority of companies beating earnings estimates.

Emerging markets stocks rose more than 9% overall for the reporting period as a stabilizing global political environment mitigated fears about rising protectionism and higher interest rates. Commodity prices stabilized somewhat in 2016, but oil resumed its downward slide in the first quarter of 2017. Better fundamentals and signs of improved economic growth in China helped many emerging markets shrug off the renewed weakness in oil prices. We note that there is a wide divergence between individual emerging market countries regarding their economic conditions, monetary and fiscal policy flexibility, dependence upon commodities, and progress toward structural reforms. This is an asset class where a selective approach is essential.

The U.S. dollar gained against most major currencies for the six-month period. The Japanese yen lost nearly 6% versus the dollar, while the euro declined approximately 1%. The British pound recovered some of the value lost when it came under heavy pressure due to Brexit-related concerns, and the sterling gained approximately 6% against the dollar.

Portfolio Highlights and Positioning

Our financials stocks generated the portfolio’s largest absolute gains for the six-month reporting period. Our performance was roughly in line with that of the benchmark sector, but an overweight position boosted relative results as financials posted the largest gains in the MSCI EAFE Index. Valuations in the sector remain favorable, and we expect higher interest rates in the U.S. and, more importantly, in Europe—when they come to pass—to offer further tailwinds. European banks benefited from signs of improved economic growth and rising U.S. interest rates, and BNP Paribas (France), DNB (Norway), and ING Groep (Netherlands) were among the portfolio’s better performers. Insurers also performed well. Globally diversified composite insurer AXA (France) has limited the damage from persistently low interest rates by focusing on cost controls and expanding operations in more profitable fee-based businesses. Life insurers Prudential (UK) and Storebrand (Norway) were also solid contributors. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our materials stocks posted the portfolio’s second-largest gains in absolute terms as prices for certain commodities stabilized. An underweight allocation versus the benchmark detracted from relative results as this market sector performed relatively well, but we maintained our position due to concerns about a long-term supply/demand imbalance across much of the global commodities complex. Copper is one of the relatively few areas of the market where we are less concerned about the supply/demand dynamic, and pure-play copper producer Antofagasta (Chile) was a solid contributor. Specialty chemical producer Covestro (Germany), a spinoff from German pharmaceutical giant Bayer, benefited from good cash flows and signs of strength in its core plastics business. Umicore (Belgium) weighed modestly on results, largely because the stock price treaded water while the broader sector surged higher. The stock has been a solid holding for the portfolio, and its leading positions in automotive catalysts, rechargeable batteries, and metals recycling suggest it should perform well going forward.

Our information technology stocks rose by double digits for the period. We are overweight this sector versus the benchmark as we look for growth opportunities in companies able to leverage game-changing technologies and processes to disrupt traditional industries and gain market share. Shares of Samsung Electronics (South Korea) advanced after a positive earnings report showed improved profitability across its business lines, particularly in its memory and mobile phone businesses. We expect the company’s nascent business in organic light-emitting diode (OLED) displays to boost long-term growth, and we are encouraged by management’s evolving commitment toward improving shareholder value through share repurchases and dividends. Semiconductor equipment manufacturer Tokyo Electron (Japan) was another strong performer. The company makes equipment used by other companies to make computer chips and digital displays, including cutting-edge OLED displays, and benefited from strong manufacturer demand. Kakaku.com (Japan), a Web-based service that provides users with price comparisons and aggregated customer reviews for restaurants, hotels, and other retail outlets, declined amid a slowdown in growth.

Our consumer discretionary names recorded good gains, and a modest overweight allocation boosted relative results. Luxury goods company Kering (France) was a strong contributor, due in part to strength in its Gucci brand, where the growth momentum is impressive and stronger than many had anticipated. Moncler (Italy), a high-end winter clothing manufacturer with significant room for expansion, and Burberry (UK), a stalwart of sophisticated British fashion, were also good performers. Homebuilder Persimmon (UK) gained as the UK economy and housing market proved to be more resilient in the wake of the Brexit vote than many pundits had anticipated. The company is run well, is extremely efficient in building homes, and boasts a large and attractive land bank to meet housing demand in the UK, which remains in the midst of a long-term supply shortage. Our automakers generally were disappointing, with Honda Motor (Japan) and Toyota Motor (Japan) weighing on results.

Among our industrials names, global conglomerate Siemens (Germany) was a top 10 contributor. The company is doing a much better job bidding projects on more favorable terms, and it has a leading position in factory automation, using data analytics to help clients maximize efficiency and productivity. Management has improved cost controls, and they are getting ready to divest the company’s health care division, which should be a win/win for both the legacy and new businesses. CK Hutchison Holdings (Hong Kong) weighed on performance. The company endured disappointing growth in its Chinese retail unit, soft results in its ports business, and competitive concerns in its Italian telecommunications operations.

The portfolio’s health care stocks advanced nicely in absolute terms as regulatory and pricing concerns receded, while positive stock selection benefited results versus the benchmark. Our pharmaceutical names enjoyed a strong run, led by a position in Bayer (Germany). The company continues to see good results for a number of drugs, including Xarelto, a leading blood thinner with patent protection expected to last for several more years. Bayer’s crop science business is world-class, and its over-the-counter retail drug business is moving in the right direction. Roche Holding (Switzerland), Sanofi (France), and Novartis (Switzerland) were also strong contributors. Astellas Pharma (Japan) declined due to disappointing results for its prostate cancer drug Xtandi, which was challenged by price cuts and currency exchange factors.

Elsewhere in the portfolio, global personal products and food maker Unilever (UK) was the portfolio’s top overall contributor. Shares rose sharply in the first quarter of 2017 following a takeover offer from Kraft Heinz. Although the offer was subsequently rescinded, it compelled Unilever’s management to focus more on shareholder value through cash generation and margin expansion. We believe the market now recognizes the high quality of Unilever’s businesses, with favorable exposure to growing categories and geographies, particularly in emerging markets.

From a geographic perspective, the portfolio maintains its focus on Europe, which represents 61% of portfolio assets. Our UK allocation stood at approximately 19% at the end of the reporting period. Despite uncertainty surrounding the political process of separating the UK from the European Union (EU), we continue to find a number of high-quality companies in the UK with shareholder-friendly management operating in a generally business-friendly environment. We also have sizable allocations to France; Germany; Switzerland; and the Scandinavian countries, including Sweden, Denmark, and Norway. Japan accounts for approximately 21% of the portfolio. We continue to find company-specific opportunities despite the country’s growth-challenged economic backdrop. The Pacific Rim accounts for a significant portion of the portfolio, with Australia, Singapore, and Hong Kong among our more substantial allocations. Emerging markets account for approximately 5% of the portfolio.

As always, we remind our shareholders that top-down country and sector allocations do not play a primary role in our investment approach. We believe that opportunities arise at the individual company level, and, as a result, we continue to build and manage our portfolio one stock at a time.

Investment Outlook

We are moderately optimistic about the broader prospects for Europe. Economic fundamentals are showing signs of improvement, and the ECB’s monetary policy remains broadly accommodative. After years of disappointing results, corporate earnings have started to improve and expectations are for continued high-single-digit growth over the coming quarters. To be sure, Brexit remains a looming concern. However, leaders in the UK and the EU are still in the process of setting their respective starting points for negotiations, which have yet to begin in earnest. We will watch the Brexit process carefully, and we are hopeful that it will be relatively smooth with only a modicum of rancor. Political uncertainty on the Continent remains elevated, but fears about a wave of populist victories—seen as a realistic possibility just a few months ago—have abated in the wake of recent centrist election wins in the Netherlands and France.

The outlook for Japan is uncertain as several years of loose monetary policy and attempts at structural reform have produced mixed results. Aggressive monetary stimulus has successfully driven up prices for some imported goods, but Japan’s growth and inflation levels remain disappointing. We are encouraged that incentives for Japanese companies to focus on profitability and shareholder returns appear to be gaining some traction among corporate management. Our overall position is tempered, however, by longstanding concerns about demographics, sluggish economic growth, and the government’s ability to execute quickly and effectively on a number of long overdue structural reforms.

Emerging markets posted strong overall gains over the past six months, but we believe a selective approach is warranted in light of mixed valuations and challenging fundamentals in some countries. China faces a number of long-term risks associated with its autocratic political system, relative lack of transparency, significant debt, and other demographic and social factors. However, the country’s leaders have a number of economic and political policy options available to maintain growth, and the risks appear manageable for the time being. China has a very strong entrepreneurial spirit, and we continue to look for growth opportunities, including innovative, nimble companies that are able to grow from the ground up and take market share from larger, more traditional firms.

Overall valuations for overseas stocks are richer than they were in the recent past as the market has priced in much of the improved investor sentiment. As a result, it has become harder for us to find compelling investment ideas. At the sector level, however, valuations show some variation. Industrials and consumer staples appear richly priced in general, but we are still finding good investments in specific stocks. Opportunities to find high-quality, reasonably priced stocks are broader in the health care and financials sectors. We will continue to rely on our global research platform to uncover compelling opportunities, with a focus on companies that are able to grow earnings and cash flow through superior business models and disciplined capital allocation.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

May 19, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional International Core Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Core Equity Fund
April 30, 2017 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2017. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/17	Value 10/31/16
T. Rowe Price Government Reserve Fund	¤	¤	$ 2	$ 633	$ 729
T. Rowe Price Short-Term Fund	¤	¤	–^	2,212	–
Totals			$ 2	$ 2,845	$ 729

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 2,845
Dividend income	2
Interest income	–
Investment income	$ 2
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Core Equity Fund
April 30, 2017 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $132,618)	$	156,281
Dividends receivable		633
Foreign currency (cost $121)		122
Cash		11
Due from affiliates		10
Other assets		572
Total assets		157,629
Liabilities		
Obligation to return securities lending collateral		2,212
Payable for investment securities purchased		254
Investment management fees payable		81
Due to affiliates		7
Payable for shares redeemed		4
Other liabilities		246
Total liabilities		2,804
NET ASSETS	**$**	**154,825**
Net Assets Consist of:		
Undistributed net investment income	$	908
Accumulated undistributed net realized loss		(17,286)
Net unrealized gain		23,651
Paid-in capital applicable to 12,535,673 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		147,552
NET ASSETS	**$**	**154,825**
NET ASSET VALUE PER SHARE	**$**	**12.35**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/17
Investment Income (Loss)	
Dividend income (net of foreign taxes of $200)	$ 1,832
Expenses	
Investment management	458
Prospectus and shareholder reports	6
Custody and accounting	93
Registration	17
Legal and audit	19
Miscellaneous	12
Waived / paid by Price Associates	(72)
Total expenses	533
Net investment income	1,299
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(482)
Foreign currency transactions	(11)
Net realized loss	(493)
Change in net unrealized gain / loss	
Securities	16,752
Other assets and liabilities denominated in foreign currencies	17
Change in net unrealized gain / loss	16,769
Net realized and unrealized gain / loss	16,276
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 17,575**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Core Equity Fund
April 30, 2017 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Core Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments in common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2017, the value of loaned securities was $1,545,000; the value of cash collateral and related investments was $2,212,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $18,641,000 and $8,432,000, respectively, for the six months ended April 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2016, the fund had $14,949,000 of available capital loss carryforwards, which expire as follows: $134,000 in fiscal 2019; $14,815,000 have no expiration.

At April 30, 2017, the cost of investments for federal income tax purposes was $134,292,000. Net unrealized gain aggregated $21,977,000 at period-end, of which $28,719,000 related to appreciated investments and $6,742,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2019. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $72,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $469,000 remain subject to repayment by the fund at April 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Although the fund’s management fee does not consist of a group fee component, the assets of the fund are still included toward the calculation of a group fee rate, which declines at certain asset levels and is based on the combined average net assets of most of the T. Rowe Price funds. In addition, the fund’s shareholders benefit from economies of scale in the form of declining operating expenses as the fund grows in size, and the fund has a contractual expense limitation in place to reduce the burden of higher operating costs to shareholders until the fund reaches greater scale. The Board concluded that the advisory fee structure for the fund continued to be appropriate and provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes, and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017